Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated November 22, 2023

to the currently effective Summary Prospectus and Statutory Prospectuses (together, the

"Prospectuses") and Statement of Additional Information (the "SAI"), as supplemented from time to time, for Guggenheim Diversified Income Fund (the "Fund")

This supplement provides updated information beyond that contained in the Prospectuses and SAI for the Fund and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of Guggenheim Funds Trust (the "Trust") has approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and, after paying or making provision to pay its obligations and charges, distribute the liquidation proceeds to shareholders of record on or about January 23, 2024 (the "Liquidation Date"). The dates set forth in this supplement may be changed without notice by the Trust's officers.

In connection with the liquidation, the Fund is closed to new shareholders effective on or about December 22, 2023, and it will be closed to additional investments by existing shareholders on or about January 16, 2024. During the period prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash and cash equivalent holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund's Prospectuses and SAI. This is likely to impact Fund performance.

If no action is taken by a Fund shareholder prior to the Liquidation Date with respect to the investment in the Fund, the Fund will automatically redeem the shareholder's Fund shares and distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder's Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in redemption and cancellation of their shares. The automatic redemption of your shares on the Liquidation Date will generally give rise to capital gain or loss depending on your tax basis in the shares. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation and all other tax consequences applicable to your investment in the Fund.

Any time prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus under "Selling Fund Shares" and any applicable contingent deferred sales charge will be waived for shareholders with respect to Fund shares. In addition, Fund shareholders may exchange their shares any time prior to the Liquidation Date in the manner described in the Prospectus under "Exchanging Fund Shares" at net asset value without the imposition of either a contingent deferred sales charge or an initial sales charge with respect to such shares. Such redemption or exchange will generally be a taxable event. Shareholders remaining in the Fund on the Liquidation Date may bear increased transaction costs and other consequences incurred in connection with the disposition of the Fund's portfolio holdings and shareholder redemptions in connection with the liquidation. Other costs relating to the liquidation will be borne by the Fund's investment manager and its affiliates, and not the Fund.

Shareholders who opened their accounts directly with Mitsubishi UFJ Financial Group ("MUFG"), the Fund's transfer agent, may contact MUFG at 800.820.0888 prior to the Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim fund upon the liquidation of the Fund. Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating cash distribution.

Important Information for Retirement Plan and Account Investors: Retirement plan or account investors should consult their tax advisors regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan or account investors may have a limited time within which to reinvest the distribution proceeds or need to take other steps to avoid adverse tax consequences or penalties.

In certain cases, if no instructions are provided for reinvestment of liquidation proceeds, Fund shares held on the Liquidation Date will be exchanged for shares of Rydex U.S. Government Money Market Fund to the extent permitted. For more information about Rydex U.S. Government Money Market Fund, please call 800.820.0888 for a prospectus or summary prospectus. This supplement is not an offer for the sale of Rydex U.S. Government Money Market Fund. Please read the prospectus or summary prospectus carefully before investing.

Shareholders may contact MUFG at 800.820.0888 with questions regarding the liquidation of the Fund. We provide no tax advice. Please consult your own tax and financial advisors.

Effective on the Liquidation Date, all references to the Fund in the SAI are hereby deleted.

Investors should retain this supplement for future reference.

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